Exhibit 99.1

The asset-backed securities referred to in this free writing prospectus are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in this free writing prospectus. Any obligation on our part to sell securities to you will be conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any similar prior information contained in any prior free writing prospectus relating to these securities.

The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

The information in this free writing prospectus may reflect parameters, metrics or scenarios specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any parameters, metrics or scenarios specifically required by you.

Neither the issuer of the securities nor any of its affiliates prepared, provided, approved or verified any statistical or numerical information presented in this free writing prospectus, although that information may be based in part on loan level data provided by the issuer or its affiliates.

==============================================================================
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

     [LOGO OMMITTED] COUNTRYWIDE(R)                 Computational Materials for
     ------------------------------
          SECURITIES CORPORATION                        CWALT 2006-J1 Aggregate
  A Countrywide Capital Markets Company
================================================================================


                                  $790,639,478 Fixed Rate Mortgage Loans
Summary of Loans in Statistical Calculation Pool                                                Range
(As of Calculation Date)                                                                        -----
Total Number of Loans                                                 2,784
Total Outstanding Balance                                      $790,639,478
Average Loan Balance                                               $283,994               $31,449 to $2,310,000
Escrow Balance %                                                     64.91%
WA Mortgage Rate                                                     6.314%                5.000% to 9.250%
WA Mortgage Rate Net LPMI                                            6.310%                5.000% to 8.500%
Net WAC                                                              6.077%                4.741% to 8.241%
WA Original Term (months)                                               360                   300 to 360
WA Remaining Term (months)                                              357                   266 to 360
WA Age (months)                                                           3                     0 to 36
WA LTV                                                               70.30%                13.33% to 100.00%
WA FICO                                                                 719                   499 to 816

Secured by (% of pool)                   1st Liens                  100.00%
                                         2nd Liens                    0.00%
Prepayment Penalty at Loan Orig (% of all loans)                     18.76%
Prepay Moves Exempted                    Soft                        10.37%
                                         Hard                         8.39%
                                         No Prepay                   81.24%
                                         Unknown                     -0.00%
Percent of IO                                                        49.78%



Top 5 States           Top 5 Prop            Doc Types           Purpose Codes         Occ Codes            Orig PP Term
------------           ----------            ---------           -------------         ---------            ------------
CA       35.50%     SFR       65.30%    REDUCE      36.91%     PUR         44.99%    OO         83.51%      0        81.24%
FL        8.58%     PUD       20.51%    FULL/AL     28.71%     RCO         42.47%    INV        12.04%      6         0.06%
NY        5.95%     2-4U       7.59%    NINA        14.24%     RNC         12.54%    2H          4.45%      12        2.36%
AZ        4.43%     CND        5.82%    NO RATI     11.81%                                                  24        0.36%
MD        3.98%     CNDP       0.73%    SISA         5.84%                                                  30        0.02%
                                        PREFER       2.15%                                                  36       11.34%
                                        FULL-DU      0.35%                                                  42        0.04%
                                                                                                            60        4.58%


==============================================================================
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

     [LOGO OMMITTED] COUNTRYWIDE(R)                 Computational Materials for
     ------------------------------
          SECURITIES CORPORATION                        CWALT 2006-J1 Aggregate
  A Countrywide Capital Markets Company
================================================================================


                                               $790,639,478 Fixed Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                            Description
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF    % OF     AVERAGE    GROSS  REMG.        ORIG
DESCRIPTION                          BALANCE    LOANS   TOTAL     BALANCE      WAC   TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
25Yr Fixed                          $595,630        1    0.08    $595,630    5.750    296   660  85.0
30Yr Fixed                      $396,489,663    1,510   50.15    $262,576    6.292    357   715  69.7
30Yr Fixed - IO                 $393,554,185    1,273   49.78    $309,155    6.336    357   722  70.9
------------------------------------------------------------------------------------------------------------------------------------
                                $790,639,478    2,784  100.00    $283,994    6.314    357   719  70.3
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Current Balance
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF    % OF     AVERAGE    GROSS  REMG.        ORIG
DESCRIPTION                          BALANCE    LOANS   TOTAL     BALANCE      WAC   TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
$0.01 - $50,000.00                  $732,912       17    0.09     $43,112    7.098    356   689  63.8
$50,000.01 - $100,000.00         $19,916,741      247    2.52     $80,635    6.447    357   722  69.0
$100,000.01 - $150,000.00        $63,913,771      505    8.08    $126,562    6.380    357   719  69.3
$150,000.01 - $200,000.00        $74,787,279      426    9.46    $175,557    6.367    356   715  70.3
$200,000.01 - $250,000.00        $75,475,625      336    9.55    $224,630    6.376    357   715  70.5
$250,000.01 - $300,000.00        $67,858,341      247    8.58    $274,730    6.329    357   719  70.6
$300,000.01 - $350,000.00        $60,969,017      188    7.71    $324,303    6.232    357   716  69.8
$350,000.01 - $400,000.00        $72,949,147      195    9.23    $374,098    6.373    356   717  71.6
$400,000.01 - $450,000.00        $64,477,766      151    8.16    $427,005    6.196    356   714  72.4
$450,000.01 - $500,000.00        $71,540,075      150    9.05    $476,934    6.228    356   722  71.4
$500,000.01 - $550,000.00        $46,252,273       88    5.85    $525,594    6.216    355   718  71.8
$550,000.01 - $600,000.00        $38,093,969       66    4.82    $577,181    6.208    356   716  70.9
$600,000.01 - $650,000.00        $42,820,485       68    5.42    $629,713    6.299    357   730  71.5
$650,000.01 - $700,000.00         $6,839,852       10    0.87    $683,985    6.149    358   748  70.6
$700,000.01 - $750,000.00        $10,064,343       14    1.27    $718,882    6.340    356   706  70.2
$750,000.01 - $1,000,000.00      $53,052,652       60    6.71    $884,211    6.324    357   723  65.5
$1,000,000.01 - $1,500,000.00    $17,030,517       14    2.15  $1,216,466    6.504    357   742  64.2
$1,500,000.01 - $2,000,000.00     $1,554,712        1    0.20  $1,554,712    6.875    356   672  65.0
>= $2,000,000.01                  $2,310,000        1    0.29  $2,310,000    7.375    356   650  70.0
------------------------------------------------------------------------------------------------------------------------------------
                                $790,639,478    2,784  100.00    $283,994    6.314    357   719  70.3
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                     Range of Original Balance
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF    % OF     AVERAGE    GROSS  REMG.        ORIG
DESCRIPTION                          BALANCE    LOANS   TOTAL     BALANCE      WAC   TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
$0.01 - $50,000.00                  $682,962       16    0.09     $42,685    7.179    356   686  65.5
$50,000.01 - $100,000.00         $19,667,565      245    2.49     $80,276    6.450    357   723  68.9
$100,000.01 - $150,000.00        $64,212,898      508    8.12    $126,403    6.379    357   718  69.3
$150,000.01 - $200,000.00        $74,408,975      424    9.41    $175,493    6.368    357   715  70.3
$200,000.01 - $250,000.00        $75,853,929      338    9.59    $224,420    6.376    356   716  70.5
$250,000.01 - $300,000.00        $67,858,341      247    8.58    $274,730    6.329    357   719  70.6

==============================================================================
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

     [LOGO OMMITTED] COUNTRYWIDE(R)                 Computational Materials for
     ------------------------------
          SECURITIES CORPORATION                        CWALT 2006-J1 Aggregate
  A Countrywide Capital Markets Company
================================================================================


                                               $790,639,478 Fixed Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                     Range of Original Balance
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF    % OF     AVERAGE    GROSS  REMG.        ORIG
DESCRIPTION                          BALANCE    LOANS   TOTAL     BALANCE      WAC   TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
$300,000.01 - $350,000.00        $60,620,878      187    7.67    $324,176    6.232    357   715  69.7
$350,000.01 - $400,000.00        $72,120,951      193    9.12    $373,684    6.381    357   718  71.7
$400,000.01 - $450,000.00        $65,207,963      153    8.25    $426,196    6.193    356   713  72.2
$450,000.01 - $500,000.00        $71,500,729      150    9.04    $476,672    6.230    356   722  71.5
$500,000.01 - $550,000.00        $45,678,620       87    5.78    $525,042    6.215    356   716  71.7
$550,000.01 - $600,000.00        $39,153,105       68    4.95    $575,781    6.200    354   718  71.0
$600,000.01 - $650,000.00        $42,820,485       68    5.42    $629,713    6.299    357   730  71.5
$650,000.01 - $700,000.00         $6,839,852       10    0.87    $683,985    6.149    358   748  70.6
$700,000.01 - $750,000.00        $10,064,343       14    1.27    $718,882    6.340    356   706  70.2
$750,000.01 - $1,000,000.00      $53,052,652       60    6.71    $884,211    6.324    357   723  65.5
$1,000,000.01 - $1,500,000.00    $17,030,517       14    2.15  $1,216,466    6.504    357   742  64.2
$1,500,000.01 - $2,000,000.00     $1,554,712        1    0.20  $1,554,712    6.875    356   672  65.0
>= $2,000,000.01                  $2,310,000        1    0.29  $2,310,000    7.375    356   650  70.0
------------------------------------------------------------------------------------------------------------------------------------
                                $790,639,478    2,784  100.00    $283,994    6.314    357   719  70.3
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                               State
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF    % OF     AVERAGE    GROSS  REMG.        ORIG
DESCRIPTION                          BALANCE    LOANS   TOTAL     BALANCE      WAC   TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
Alabama                           $3,009,854        7    0.38    $429,979    6.076    354   690  78.4
Arkansas                            $716,050        5    0.09    $143,210    6.268    357   740  79.6
Arizona                          $35,053,924      121    4.43    $289,702    6.599    357   707  73.1
California                      $280,701,423      696   35.50    $403,307    6.124    357   723  67.4
Colorado                         $23,573,929       91    2.98    $259,054    6.186    356   727  74.1
Connecticut                      $16,323,342       52    2.06    $313,910    6.512    357   707  67.5
District of Columbia              $2,392,917        5    0.30    $478,583    6.599    357   736  73.4
Delaware                          $3,321,900       10    0.42    $332,190    6.349    357   701  65.6
Florida                          $67,836,414      274    8.58    $247,578    6.514    357   722  72.1
Georgia                          $13,446,252       78    1.70    $172,388    6.461    357   723  75.3
Hawaii                            $3,971,754       10    0.50    $397,175    6.135    356   724  74.0
Iowa                                $676,676        6    0.09    $112,779    6.411    358   724  71.8
Idaho                             $3,804,321       29    0.48    $131,183    6.171    357   729  68.4
Illinois                         $30,397,291      143    3.84    $212,568    6.504    357   718  71.8
Indiana                             $704,758        9    0.09     $78,306    6.605    358   724  73.8
Kansas                            $1,613,460       12    0.20    $134,455    6.456    357   721  63.4
Kentucky                            $459,119        2    0.06    $229,560    6.826    356   687  69.0
Louisiana                           $684,776        6    0.09    $114,129    6.173    357   706  78.7
Massachusetts                    $19,282,823       62    2.44    $311,013    6.472    357   716  68.7
Maryland                         $31,428,534      112    3.98    $280,612    6.338    357   704  73.0
Maine                             $3,293,466       16    0.42    $205,842    6.443    357   746  70.5
Michigan                          $4,086,762       23    0.52    $177,685    6.513    357   723  70.5

==============================================================================
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

     [LOGO OMMITTED] COUNTRYWIDE(R)                 Computational Materials for
     ------------------------------
          SECURITIES CORPORATION                        CWALT 2006-J1 Aggregate
  A Countrywide Capital Markets Company
================================================================================

                                               $790,639,478 Fixed Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                               State
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF    % OF     AVERAGE    GROSS  REMG.        ORIG
DESCRIPTION                          BALANCE    LOANS   TOTAL     BALANCE      WAC   TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
Minnesota                         $3,092,964       14    0.39    $220,926    6.420    356   685  76.9
Missouri                          $3,577,649       26    0.45    $137,602    6.701    357   714  76.5
Mississippi                         $107,444        1    0.01    $107,444    5.875    355   629  80.0
Montana                             $636,858        4    0.08    $159,215    6.536    356   709  82.1
North Carolina                   $20,467,358       93    2.59    $220,079    6.510    356   712  71.1
New Hampshire                     $4,336,391       18    0.55    $240,911    6.677    357   708  78.8
New Jersey                       $18,936,129       72    2.40    $263,002    6.391    357   728  71.1
New Mexico                        $1,442,279        7    0.18    $206,040    6.323    356   709  67.6
Nevada                           $13,195,986       46    1.67    $286,869    6.406    356   712  78.9
New York                         $47,047,621      135    5.95    $348,501    6.420    357   715  68.2
Ohio                             $11,617,130       55    1.47    $211,221    6.037    346   730  75.6
Oklahoma                            $613,001        5    0.08    $122,600    6.837    357   688  76.6
Oregon                           $16,701,106       88    2.11    $189,785    6.233    357   724  71.5
Pennsylvania                      $7,573,103       46    0.96    $164,633    6.331    355   711  75.7
Rhode Island                      $7,154,292       29    0.90    $246,700    6.349    357   717  61.5
South Carolina                    $7,942,537       32    1.00    $248,204    6.446    357   724  71.1
South Dakota                         $94,500        1    0.01     $94,500    6.500    357   736  70.0
Tennessee                         $4,767,953       28    0.60    $170,284    6.189    357   710  70.3
Texas                            $13,306,280       81    1.68    $164,275    6.430    356   713  72.1
Utah                              $8,099,878       39    1.02    $207,689    6.270    355   714  69.7
Virginia                         $29,698,834       94    3.76    $315,945    6.447    357   711  72.8
Vermont                           $1,793,138        7    0.23    $256,163    6.542    357   703  68.6
Washington                       $19,354,806       80    2.45    $241,935    6.298    357   722  74.0
Wisconsin                         $1,791,723       11    0.23    $162,884    6.270    357   708  75.2
West Virginia                       $255,790        1    0.03    $255,790    7.250    357   741  70.0
Wyoming                             $254,981        2    0.03    $127,491    6.447    358   699  70.0
------------------------------------------------------------------------------------------------------------------------------------
                                $790,639,478    2,784  100.00    $283,994    6.314    357   719  70.3
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF    % OF     AVERAGE    GROSS  REMG.        ORIG
DESCRIPTION                          BALANCE    LOANS   TOTAL     BALANCE      WAC   TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50.00                     $59,261,623      235    7.50    $252,177    6.065    357   739  41.8
50.01 - 55.00                    $27,220,335       77    3.44    $353,511    6.077    357   727  53.0
55.01 - 60.00                    $43,669,976      146    5.52    $299,109    6.171    356   729  57.9
60.01 - 65.00                    $57,216,922      152    7.24    $376,427    6.186    357   721  63.4
65.01 - 70.00                   $228,328,675      912   28.88    $250,360    6.285    357   722  69.4
70.01 - 75.00                    $82,660,080      241   10.45    $342,988    6.408    356   709  73.8
75.01 - 80.00                   $261,858,478      886   33.12    $295,551    6.352    357   712  79.4
80.01 - 85.00                     $4,615,609       16    0.58    $288,476    6.224    333   739  84.0
85.01 - 90.00                    $12,225,266       57    1.55    $214,478    7.042    356   703  89.8

==============================================================================
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

     [LOGO OMMITTED] COUNTRYWIDE(R)                 Computational Materials for
     ------------------------------
          SECURITIES CORPORATION                        CWALT 2006-J1 Aggregate
  A Countrywide Capital Markets Company
================================================================================

                                               $790,639,478 Fixed Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF    % OF     AVERAGE    GROSS  REMG.        ORIG
DESCRIPTION                          BALANCE    LOANS   TOTAL     BALANCE      WAC   TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                    $11,426,243       55    1.45    $207,750    7.576    356   713  94.8
95.01 - 100.00                    $2,156,270        7    0.27    $308,039    6.490    355   708  99.0
------------------------------------------------------------------------------------------------------------------------------------
                                $790,639,478    2,784  100.00    $283,994    6.314    357   719  70.3
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                        Current Gross Coupon
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF    % OF     AVERAGE    GROSS  REMG.        ORIG
DESCRIPTION                          BALANCE    LOANS   TOTAL     BALANCE      WAC   TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                       $658,404        3    0.08    $219,468    5.000    349   758  61.4
5.001 - 5.500                    $34,018,262       93    4.30    $365,788    5.432    352   738  67.0
5.501 - 6.000                   $236,351,133      783   29.89    $301,853    5.878    357   728  67.0
6.001 - 6.500                   $330,037,132    1,184   41.74    $278,748    6.305    357   718  70.3
6.501 - 7.000                   $128,447,411      507   16.25    $253,348    6.772    357   711  73.4
7.001 - 7.500                    $34,400,467      125    4.35    $275,204    7.317    356   693  77.3
7.501 - 8.000                    $21,829,294       70    2.76    $311,847    7.786    356   683  79.4
8.001 - 8.500                     $2,993,046       13    0.38    $230,234    8.266    357   669  85.2
8.501 - 9.000                       $930,771        3    0.12    $310,257    8.781    356   726  93.8
9.001 - 9.500                       $973,559        3    0.12    $324,520    9.204    356   714  94.9
------------------------------------------------------------------------------------------------------------------------------------
                                $790,639,478    2,784  100.00    $283,994    6.314    357   719  70.3
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                           Property Type
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF    % OF     AVERAGE    GROSS  REMG.        ORIG
DESCRIPTION                          BALANCE    LOANS   TOTAL     BALANCE      WAC   TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
SFR                             $516,274,031    1,825   65.30    $282,890    6.292    357   718  69.8
PUD                             $162,192,586      528   20.51    $307,183    6.372    357   715  73.1
2-4U                             $59,994,441      216    7.59    $277,752    6.308    356   728  66.8
CND                              $46,039,069      201    5.82    $229,050    6.311    357   727  70.8
CNDP                              $5,808,965       12    0.73    $484,080    6.666    354   735  72.8
COOP                                $330,385        2    0.04    $165,193    6.375    358   720  83.7
------------------------------------------------------------------------------------------------------------------------------------
                                $790,639,478    2,784  100.00    $283,994    6.314    357   719  70.3
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                              Purpose
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF    % OF     AVERAGE    GROSS  REMG.        ORIG
DESCRIPTION                          BALANCE    LOANS   TOTAL     BALANCE      WAC   TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
PUR                             $355,698,863    1,363   44.99    $260,968    6.421    356   725  74.4
RCO                             $335,804,430    1,094   42.47    $306,951    6.250    357   712  66.8
RNC                              $99,136,184      327   12.54    $303,169    6.141    357   719  67.4
------------------------------------------------------------------------------------------------------------------------------------
                                $790,639,478    2,784  100.00    $283,994    6.314    357   719  70.3
------------------------------------------------------------------------------------------------------------------------------------

==============================================================================
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

     [LOGO OMMITTED] COUNTRYWIDE(R)                 Computational Materials for
     ------------------------------
          SECURITIES CORPORATION                        CWALT 2006-J1 Aggregate
  A Countrywide Capital Markets Company
================================================================================



                                               $790,639,478 Fixed Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                             Occupancy
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF    % OF     AVERAGE    GROSS  REMG.        ORIG
DESCRIPTION                          BALANCE    LOANS   TOTAL     BALANCE      WAC   TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
OO                              $660,256,235    2,197   83.51    $300,526    6.295    356   717  70.7
INV                              $95,203,679      462   12.04    $206,069    6.392    357   726  66.8
2H                               $35,179,563      125    4.45    $281,437    6.442    357   726  71.4
------------------------------------------------------------------------------------------------------------------------------------
                                $790,639,478    2,784  100.00    $283,994    6.314    357   719  70.3
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                               Months Remaining to Scheduled Maturity
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF    % OF     AVERAGE    GROSS  REMG.        ORIG
DESCRIPTION                          BALANCE    LOANS   TOTAL     BALANCE      WAC   TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
360                               $6,056,592        8    0.77    $757,074    6.389    360   745  68.4
359                              $41,139,377      102    5.20    $403,327    6.357    359   720  73.3
358                             $217,372,874      849   27.49    $256,034    6.282    358   720  68.3
357                             $317,549,940    1,139   40.16    $278,797    6.303    357   720  70.2
356                             $110,567,652      369   13.98    $299,641    6.496    356   712  71.9
355                              $44,028,141      150    5.57    $293,521    6.525    355   710  74.5
354                              $11,961,442       40    1.51    $299,036    6.228    354   712  70.1
353                              $10,524,947       34    1.33    $309,557    5.994    353   719  71.6
352                               $7,652,192       22    0.97    $347,827    5.845    352   726  69.1
351                               $3,637,061       11    0.46    $330,642    5.738    351   713  73.4
350                               $4,944,542       15    0.63    $329,636    5.597    350   723  63.9
349                               $1,985,684       10    0.25    $198,568    5.787    349   752  69.2
348                               $1,043,004        5    0.13    $208,601    5.267    348   760  65.1
347                               $1,568,823        4    0.20    $392,206    5.954    347   753  68.7
346                               $1,560,662        3    0.20    $520,221    6.154    346   726  54.5
345                                 $403,109        1    0.05    $403,109    5.600    345   781  67.8
344                                 $441,842        1    0.06    $441,842    5.500    344   792  68.2
343                                 $441,430        1    0.06    $441,430    5.575    343   797  79.6
342                                 $416,410        1    0.05    $416,410    5.575    342   712  79.1
341                               $1,140,098        4    0.14    $285,025    5.737    341   739  74.3
340                                 $845,401        2    0.11    $422,701    5.552    340   784  75.9
338                                 $574,607        1    0.07    $574,607    5.500    338   767  76.1
337                                 $513,458        1    0.06    $513,458    5.550    337   783  81.1
335                               $1,153,031        2    0.15    $576,516    5.919    335   686  67.3
334                                  $80,875        1    0.01     $80,875    7.625    334        70.0
331                                 $485,483        1    0.06    $485,483    5.500    331   638  75.0
324                                 $468,658        1    0.06    $468,658    6.250    324   657  80.0
297                                 $385,793        1    0.05    $385,793    5.425    297   704  82.3
296                                 $595,630        1    0.08    $595,630    5.750    296   660  85.0
290                                 $193,137        1    0.02    $193,137    6.250    290   788  69.5
288                                 $185,168        1    0.02    $185,168    6.250    288   733  69.7
276                                 $514,293        1    0.07    $514,293    6.375    276   805  85.0

==============================================================================
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

     [LOGO OMMITTED] COUNTRYWIDE(R)                 Computational Materials for
     ------------------------------
          SECURITIES CORPORATION                        CWALT 2006-J1 Aggregate
  A Countrywide Capital Markets Company
================================================================================


                                               $790,639,478 Fixed Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                               Months Remaining to Scheduled Maturity
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF    % OF     AVERAGE    GROSS  REMG.        ORIG
DESCRIPTION                          BALANCE    LOANS   TOTAL     BALANCE      WAC   TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
266                                 $208,125        1    0.03    $208,125    6.500    266   756  57.8
------------------------------------------------------------------------------------------------------------------------------------
                                $790,639,478    2,784  100.00    $283,994    6.314    357   719  70.3
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                           Document Type
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF    % OF     AVERAGE    GROSS  REMG.        ORIG
DESCRIPTION                          BALANCE    LOANS   TOTAL     BALANCE      WAC   TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
REDUCED                         $291,789,469    1,014   36.91    $287,761    6.251    356   724  69.3
FULL/ALT                        $226,997,430      719   28.71    $315,713    6.176    356   707  72.5
NINA                            $112,595,421      486   14.24    $231,678    6.560    357   722  67.1
NO RATIO                         $93,347,967      374   11.81    $249,593    6.457    357   721  71.4
SISA                             $46,150,653      154    5.84    $299,680    6.522    357   715  71.6
PREFERRED                        $17,018,374       31    2.15    $548,980    6.268    358   753  69.1
FULL-DU                           $2,740,163        6    0.35    $456,694    6.169    357   711  76.9
------------------------------------------------------------------------------------------------------------------------------------
                                $790,639,478    2,784  100.00    $283,994    6.314    357   719  70.3
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                           Range of FICO
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF    % OF     AVERAGE    GROSS  REMG.        ORIG
DESCRIPTION                          BALANCE    LOANS   TOTAL     BALANCE      WAC   TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
<= 500                              $219,075        1    0.03    $219,075    5.750    356   499  66.7
541 - 560                           $348,218        2    0.04    $174,109    5.854    352   552  61.6
581 - 600                           $786,829        3    0.10    $262,276    7.425    355   583  57.1
601 - 620                         $4,247,966       14    0.54    $303,426    6.988    355   615  74.7
621 - 640                        $29,349,066      102    3.71    $287,736    6.527    356   632  75.1
641 - 660                        $44,438,404      138    5.62    $322,017    6.455    355   652  73.4
661 - 680                       $101,960,274      369   12.90    $276,315    6.454    357   670  71.8
681 - 700                       $118,435,776      430   14.98    $275,432    6.343    357   690  70.7
701 - 720                       $105,874,035      407   13.39    $260,133    6.348    357   710  71.1
721 - 740                       $114,173,479      388   14.44    $294,262    6.292    356   731  71.2
741 - 760                        $94,725,554      340   11.98    $278,605    6.245    357   750  68.7
761 - 780                        $91,184,930      306   11.53    $297,990    6.165    357   771  69.5
781 - 800                        $61,621,245      202    7.79    $305,056    6.147    356   790  65.1
801 - 820                        $22,085,191       72    2.79    $306,739    6.041    354   806  64.9
Unknown                           $1,189,436       10    0.15    $118,944    7.405    353        73.2
------------------------------------------------------------------------------------------------------------------------------------
                                $790,639,478    2,784  100.00    $283,994    6.314    357   719  70.3
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                     Prepayment Penalty Months
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF    % OF     AVERAGE    GROSS  REMG.        ORIG
DESCRIPTION                          BALANCE    LOANS   TOTAL     BALANCE      WAC   TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------

==============================================================================
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

     [LOGO OMMITTED] COUNTRYWIDE(R)                 Computational Materials for
     ------------------------------
          SECURITIES CORPORATION                        CWALT 2006-J1 Aggregate
  A Countrywide Capital Markets Company
================================================================================


                                               $790,639,478 Fixed Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                     Prepayment Penalty Months
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF    % OF     AVERAGE    GROSS  REMG.        ORIG
DESCRIPTION                          BALANCE    LOANS   TOTAL     BALANCE      WAC   TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
0                               $642,284,709    2,264   81.24    $283,695    6.327    356   719  69.9
6                                   $469,575        1    0.06    $469,575    6.500    359   744  66.2
12                               $18,657,946       60    2.36    $310,966    6.629    357   699  75.4
24                                $2,855,630       15    0.36    $190,375    7.001    356   668  80.3
30                                  $168,000        1    0.02    $168,000    6.250    357   654  80.0
36                               $89,656,227      333   11.34    $269,238    6.197    356   719  71.6
42                                  $303,558        2    0.04    $151,779    6.500    356   704  80.0
60                               $36,243,833      108    4.58    $335,591    6.143    358   730  71.0
------------------------------------------------------------------------------------------------------------------------------------
                                $790,639,478    2,784  100.00    $283,994    6.314    357   719  70.3
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                      80% OrigLTV/PMI Analysis            (Excludes 2649 80% or less LTV Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF    % OF     AVERAGE    GROSS  REMG.        ORIG
DESCRIPTION                          BALANCE    LOANS   TOTAL     BALANCE      WAC   TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
> 80% LTV, NO MI                  $2,197,220        6    7.22    $366,203    5.873    306   735  83.4
> 80% LTV, WITH MI               $28,226,169      129   92.78    $218,808    7.173    356   711  92.1
------------------------------------------------------------------------------------------------------------------------------------
                                 $30,423,388      135  100.00    $225,358    7.079    353   713  91.5
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                   Interest Only Period (months)
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF    % OF     AVERAGE    GROSS  REMG.        ORIG
DESCRIPTION                          BALANCE    LOANS   TOTAL     BALANCE      WAC   TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
0                               $397,085,293    1,511   50.22    $262,796    6.291    356   715  69.7
60                               $21,399,538       76    2.71    $281,573    6.656    356   723  72.1
120                             $371,681,846    1,196   47.01    $310,771    6.318    357   722  70.8
180                                 $472,800        1    0.06    $472,800    6.250    356   780  80.0
------------------------------------------------------------------------------------------------------------------------------------
                                $790,639,478    2,784  100.00    $283,994    6.314    357   719  70.3
------------------------------------------------------------------------------------------------------------------------------------

==============================================================================
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

The asset-backed securities referred to in this free writing prospectus are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in this free writing prospectus. Any obligation on our part to sell securities to you will be conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any similar prior information contained in any prior free writing prospectus relating to these securities.

The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

The information in this free writing prospectus may reflect parameters, metrics or scenarios specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any parameters, metrics or scenarios specifically required by you.

Neither the issuer of the securities nor any of its affiliates prepared, provided, approved or verified any statistical or numerical information presented in this free writing prospectus, although that information may be based in part on loan level data provided by the issuer or its affiliates.

==============================================================================
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

     [LOGO OMMITTED] COUNTRYWIDE(R)                 Computational Materials for
     ------------------------------
          SECURITIES CORPORATION                           CWALT 2006-J1 Group1
  A Countrywide Capital Markets Company
================================================================================



                                          $720,991,884 Fixed Rate Mortgage Loans
Summary of Loans in Statistical Calculation Pool                                            Range
(As of Calculation Date)                                                                    -----
Total Number of Loans                                             2,581
Total Outstanding Balance                                  $720,991,884
Average Loan Balance                                           $279,346               $31,449 to $1,397,337
Escrow Balance %                                                 64.05%
WA Mortgage Rate                                                 6.201%                5.000% to 7.125%
WA Mortgage Rate Net LPMI                                        6.201%                5.000% to 7.125%
Net WAC                                                          5.967%                4.741% to 6.916%
WA Original Term (months)                                           360                   300 to 360
WA Remaining Term (months)                                          357                   266 to 360
WA Age (months)                                                       3                     0 to 36
WA LTV                                                           69.54%                13.34% to 100.00%
WA FICO                                                             721                   499 to 816

Secured by (% of pool)                1st Liens                 100.00%
                                      2nd Liens                   0.00%
Prepayment Penalty at Loan Orig (% of all loans)                 19.19%
Prepay Moves Exempted                 Soft                       10.46%
                                      Hard                        8.73%
                                      No Prepay                  80.81%
                                      Unknown                     0.00%
Percent of IO                                                    49.32%



 Top 5 States       Top 5 Prop         Doc Types           Purpose Codes         Occ Codes           Orig PP Term
 ------------       ----------         ---------           -------------         ---------           ------------
CA       37.89%  SFR       66.09%  REDUCE       38.18%   RCO       43.97%      OO       83.99%      0        80.81%
FL        8.16%  PUD       19.57%  FULL/AL      30.09%   PUR       43.08%      INV      11.80%      6         0.07%
NY        5.79%  2-4U       7.82%  NINA         12.83%   RNC       12.94%      2H        4.21%      12        2.14%
MD        4.01%  CND        5.99%  NO RATI      11.11%                                              24        0.24%
IL        3.76%  CNDP       0.49%  SISA          5.33%                                              30        0.02%
                                   PREFER        2.09%                                              36       11.80%
                                   FULL-DU       0.38%                                              42        0.04%
                                                                                                    60        4.88%


==============================================================================
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

     [LOGO OMMITTED] COUNTRYWIDE(R)                 Computational Materials for
     ------------------------------
          SECURITIES CORPORATION                           CWALT 2006-J1 Group1
  A Countrywide Capital Markets Company
================================================================================


                                               $720,991,884 Fixed Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                            Description
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF    % OF     AVERAGE        GROSS  REMG.        ORIG
DESCRIPTION                          BALANCE    LOANS   TOTAL     BALANCE          WAC   TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
25Yr Fixed                          $595,630        1    0.08    $595,630        5.750    296   660  85.0
30Yr Fixed                      $364,787,560    1,393   50.60    $261,872        6.184    356   717  68.9
30Yr Fixed - IO                 $355,608,694    1,187   49.32    $299,586        6.218    357   726  70.2
------------------------------------------------------------------------------------------------------------------------------------
                                $720,991,884    2,581  100.00    $279,346        6.201    357   721  69.5
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Current Balance
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF    % OF     AVERAGE        GROSS  REMG.        ORIG
DESCRIPTION                          BALANCE    LOANS   TOTAL     BALANCE          WAC   TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
$0.01 - $50,000.00                  $484,909       11    0.07     $44,083        6.664    357   683  51.6
$50,000.01 - $100,000.00         $18,429,221      227    2.56     $81,186        6.345    357   725  67.9
$100,000.01 - $150,000.00        $60,694,906      480    8.42    $126,448        6.320    357   720  68.7
$150,000.01 - $200,000.00        $70,205,557      401    9.74    $175,076        6.291    356   717  69.6
$200,000.01 - $250,000.00        $69,651,620      310    9.66    $224,683        6.265    357   717  69.3
$250,000.01 - $300,000.00        $64,024,780      233    8.88    $274,784        6.248    357   721  69.9
$300,000.01 - $350,000.00        $59,338,490      183    8.23    $324,254        6.195    357   716  69.5
$350,000.01 - $400,000.00        $67,664,478      181    9.38    $373,837        6.240    356   717  70.2
$400,000.01 - $450,000.00        $59,278,330      139    8.22    $426,463        6.088    356   717  72.1
$450,000.01 - $500,000.00        $63,954,627      134    8.87    $477,273        6.107    356   722  70.5
$500,000.01 - $550,000.00        $41,008,373       78    5.69    $525,748        6.071    355   723  71.6
$550,000.01 - $600,000.00        $34,583,130       60    4.80    $576,385        6.115    355   720  70.1
$600,000.01 - $650,000.00        $37,736,026       60    5.23    $628,934        6.159    357   736  70.6
$650,000.01 - $700,000.00         $6,839,852       10    0.95    $683,985        6.149    358   748  70.6
$700,000.01 - $750,000.00         $7,882,257       11    1.09    $716,569        6.101    356   702  69.4
$750,000.01 - $1,000,000.00      $44,829,692       51    6.22    $879,014        6.115    356   731  64.3
$1,000,000.01 - $1,500,000.00    $14,385,637       12    2.00  $1,198,803        6.274    358   747  63.2
------------------------------------------------------------------------------------------------------------------------------------
                                $720,991,884    2,581  100.00    $279,346        6.201    357   721  69.5
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                                     Range of Original Balance
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF    % OF     AVERAGE        GROSS  REMG.        ORIG
DESCRIPTION                          BALANCE    LOANS   TOTAL     BALANCE          WAC   TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
$0.01 - $50,000.00                  $434,958       10    0.06     $43,496        6.740    356   677  52.8
$50,000.01 - $100,000.00         $18,180,045      225    2.52     $80,800        6.347    357   725  67.7
$100,000.01 - $150,000.00        $60,994,033      483    8.46    $126,282        6.320    357   720  68.7
$150,000.01 - $200,000.00        $69,827,253      399    9.68    $175,006        6.291    357   716  69.6
$200,000.01 - $250,000.00        $70,029,924      312    9.71    $224,455        6.265    356   718  69.3
$250,000.01 - $300,000.00        $64,024,780      233    8.88    $274,784        6.248    357   721  69.9
$300,000.01 - $350,000.00        $58,990,351      182    8.18    $324,123        6.196    357   716  69.4
$350,000.01 - $400,000.00        $66,836,282      179    9.27    $373,387        6.247    357   718  70.3


==============================================================================
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

     [LOGO OMMITTED] COUNTRYWIDE(R)                 Computational Materials for
     ------------------------------
          SECURITIES CORPORATION                           CWALT 2006-J1 Group1
  A Countrywide Capital Markets Company
================================================================================



                                               $720,991,884 Fixed Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                     Range of Original Balance
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF    % OF     AVERAGE        GROSS  REMG.        ORIG
DESCRIPTION                          BALANCE    LOANS   TOTAL     BALANCE          WAC   TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
$400,000.01 - $450,000.00        $60,008,528      141    8.32    $425,592        6.085    356   716  72.0
$450,000.01 - $500,000.00        $63,915,281      134    8.86    $476,980        6.110    356   722  70.6
$500,000.01 - $550,000.00        $40,434,720       77    5.61    $525,126        6.067    356   721  71.5
$550,000.01 - $600,000.00        $35,642,265       62    4.94    $574,875        6.109    354   721  70.2
$600,000.01 - $650,000.00        $37,736,026       60    5.23    $628,934        6.159    357   736  70.6
$650,000.01 - $700,000.00         $6,839,852       10    0.95    $683,985        6.149    358   748  70.6
$700,000.01 - $750,000.00         $7,882,257       11    1.09    $716,569        6.101    356   702  69.4
$750,000.01 - $1,000,000.00      $44,829,692       51    6.22    $879,014        6.115    356   731  64.3
$1,000,000.01 - $1,500,000.00    $14,385,637       12    2.00  $1,198,803        6.274    358   747  63.2
------------------------------------------------------------------------------------------------------------------------------------
                                $720,991,884    2,581  100.00    $279,346        6.201    357   721  69.5
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                                               State
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF    % OF     AVERAGE        GROSS  REMG.        ORIG
DESCRIPTION                          BALANCE    LOANS   TOTAL     BALANCE          WAC   TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
Alabama                           $2,360,949        6    0.33    $393,492        5.856    353   680  78.9
Arkansas                            $716,050        5    0.10    $143,210        6.268    357   740  79.6
Arizona                          $26,689,514      103    3.70    $259,121        6.304    357   713  71.8
California                      $273,187,649      684   37.89    $399,397        6.088    357   724  67.1
Colorado                         $21,483,872       86    2.98    $249,812        6.086    357   730  73.6
Connecticut                      $12,641,216       43    1.75    $293,982        6.256    357   717  64.1
District of Columbia              $1,965,650        4    0.27    $491,413        6.295    357   747  71.9
Delaware                          $3,321,900       10    0.46    $332,190        6.349    357   701  65.6
Florida                          $58,804,105      242    8.16    $242,992        6.349    356   727  71.2
Georgia                          $11,782,501       71    1.63    $165,951        6.307    357   727  73.8
Hawaii                            $3,971,754       10    0.55    $397,175        6.135    356   724  74.0
Iowa                                $676,676        6    0.09    $112,779        6.411    358   724  71.8
Idaho                             $3,804,321       29    0.53    $131,183        6.171    357   729  68.4
Illinois                         $27,112,204      132    3.76    $205,395        6.420    357   719  70.9
Indiana                             $662,121        8    0.09     $82,765        6.508    358   724  72.5
Kansas                            $1,613,460       12    0.22    $134,455        6.456    357   721  63.4
Kentucky                            $459,119        2    0.06    $229,560        6.826    356   687  69.0
Louisiana                           $684,776        6    0.09    $114,129        6.173    357   706  78.7
Massachusetts                    $16,640,238       53    2.31    $313,967        6.279    357   723  68.1
Maryland                         $28,893,133      106    4.01    $272,577        6.236    357   705  72.2
Maine                             $3,293,466       16    0.46    $205,842        6.443    357   746  70.5
Michigan                          $4,042,130       22    0.56    $183,733        6.502    357   723  70.4
Minnesota                         $2,812,732       12    0.39    $234,394        6.310    356   683  76.2
Missouri                          $3,296,487       23    0.46    $143,326        6.637    357   718  75.9
Mississippi                         $107,444        1    0.01    $107,444        5.875    355   629  80.0
Montana                             $636,858        4    0.09    $159,215        6.536    356   709  82.1


==============================================================================
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

     [LOGO OMMITTED] COUNTRYWIDE(R)                 Computational Materials for
     ------------------------------
          SECURITIES CORPORATION                           CWALT 2006-J1 Group1
  A Countrywide Capital Markets Company
================================================================================




                                               $720,991,884 Fixed Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                               State
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF    % OF     AVERAGE        GROSS  REMG.        ORIG
DESCRIPTION                          BALANCE    LOANS   TOTAL     BALANCE          WAC   TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
North Carolina                   $15,199,489       79    2.11    $192,399        6.187    357   726  69.2
New Hampshire                     $3,896,318       16    0.54    $243,520        6.474    357   707  78.0
New Jersey                       $17,031,684       65    2.36    $262,026        6.227    357   728  69.7
New Mexico                        $1,442,279        7    0.20    $206,040        6.323    356   709  67.6
Nevada                           $10,730,844       40    1.49    $268,271        6.124    356   717  77.4
New York                         $41,729,903      121    5.79    $344,875        6.266    357   718  67.1
Ohio                             $11,259,539       52    1.56    $216,530        5.992    345   732  75.5
Oklahoma                            $613,001        5    0.09    $122,600        6.837    357   688  76.6
Oregon                           $16,565,534       87    2.30    $190,408        6.225    357   724  71.4
Pennsylvania                      $6,977,104       41    0.97    $170,173        6.185    355   715  75.1
Rhode Island                      $7,154,292       29    0.99    $246,700        6.349    357   717  61.5
South Carolina                    $6,547,067       28    0.91    $233,824        6.271    357   727  69.8
South Dakota                         $94,500        1    0.01     $94,500        6.500    357   736  70.0
Tennessee                         $4,167,953       27    0.58    $154,369        6.090    357   713  68.9
Texas                            $11,818,615       72    1.64    $164,147        6.312    357   713  71.3
Utah                              $6,972,842       37    0.97    $188,455        6.154    354   709  69.4
Virginia                         $24,939,868       83    3.46    $300,480        6.269    357   714  71.9
Vermont                           $1,531,996        5    0.21    $306,399        6.296    357   706  66.7
Washington                       $18,612,023       77    2.58    $241,715        6.265    357   722  73.7
Wisconsin                         $1,791,723       11    0.25    $162,884        6.270    357   708  75.2
Wyoming                             $254,981        2    0.04    $127,491        6.447    358   699  70.0
------------------------------------------------------------------------------------------------------------------------------------
                                $720,991,884    2,581  100.00    $279,346        6.201    357   721  69.5
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF    % OF     AVERAGE        GROSS  REMG.        ORIG
DESCRIPTION                          BALANCE    LOANS   TOTAL     BALANCE          WAC   TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50.00                     $59,086,865      234    8.20    $252,508        6.059    357   739  41.8
50.01 - 55.00                    $26,690,335       76    3.70    $351,189        6.048    357   730  53.0
55.01 - 60.00                    $43,040,349      143    5.97    $300,981        6.155    357   730  58.0
60.01 - 65.00                    $52,844,902      147    7.33    $359,489        6.098    357   724  63.3
65.01 - 70.00                   $216,864,582      886   30.08    $244,768        6.229    357   723  69.3
70.01 - 75.00                    $68,391,166      210    9.49    $325,672        6.186    357   715  73.6
75.01 - 80.00                   $237,201,344      812   32.90    $292,120        6.248    357   714  79.4
80.01 - 85.00                     $4,615,609       16    0.64    $288,476        6.224    333   739  84.0
85.01 - 90.00                     $7,314,212       34    1.01    $215,124        6.532    357   708  89.8
90.01 - 95.00                     $3,180,942       17    0.44    $187,114        6.430    357   724  94.8
95.01 - 100.00                    $1,761,578        6    0.24    $293,596        6.320    354   701  98.8
------------------------------------------------------------------------------------------------------------------------------------
                                $720,991,884    2,581  100.00    $279,346        6.201    357   721  69.5
------------------------------------------------------------------------------------------------------------------------------------


==============================================================================
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

     [LOGO OMMITTED] COUNTRYWIDE(R)                 Computational Materials for
     ------------------------------
          SECURITIES CORPORATION                           CWALT 2006-J1 Group1
  A Countrywide Capital Markets Company
================================================================================



                                               $720,991,884 Fixed Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                        Current Gross Coupon
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF    % OF     AVERAGE        GROSS  REMG.        ORIG
DESCRIPTION                          BALANCE    LOANS   TOTAL     BALANCE          WAC   TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                       $658,404        3    0.09    $219,468        5.000    349   758  61.4
5.001 - 5.500                    $34,018,262       93    4.72    $365,788        5.432    352   738  67.0
5.501 - 6.000                   $236,351,133      783   32.78    $301,853        5.878    357   728  67.0
6.001 - 6.500                   $330,037,132    1,184   45.78    $278,748        6.305    357   718  70.3
6.501 - 7.000                   $114,209,328      484   15.84    $235,970        6.755    357   712  73.3
7.001 - 7.500                     $5,717,625       34    0.79    $168,165        7.119    357   684  76.7
------------------------------------------------------------------------------------------------------------------------------------
                                $720,991,884    2,581  100.00    $279,346        6.201    357   721  69.5
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                                           Property Type
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF    % OF     AVERAGE        GROSS  REMG.        ORIG
DESCRIPTION                          BALANCE    LOANS   TOTAL     BALANCE          WAC   TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
SFR                             $476,530,303    1,709   66.09    $278,836        6.196    356   720  69.2
PUD                             $141,071,256      466   19.57    $302,728        6.198    357   718  71.8
2-4U                             $56,388,052      208    7.82    $271,096        6.223    356   730  66.2
CND                              $43,163,927      188    5.99    $229,595        6.231    357   729  70.3
CNDP                              $3,507,962        8    0.49    $438,495        6.137    353   745  71.6
COOP                                $330,385        2    0.05    $165,193        6.375    358   720  83.7
------------------------------------------------------------------------------------------------------------------------------------
                                $720,991,884    2,581  100.00    $279,346        6.201    357   721  69.5
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                                               Purpose
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF    % OF     AVERAGE        GROSS  REMG.        ORIG
DESCRIPTION                          BALANCE    LOANS   TOTAL     BALANCE          WAC   TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
RCO                             $317,055,481    1,046   43.97    $303,112        6.179    357   715  66.4
PUR                             $310,630,974    1,219   43.08    $254,824        6.260    356   728  73.5
RNC                              $93,305,429      316   12.94    $295,270        6.075    356   721  67.1
------------------------------------------------------------------------------------------------------------------------------------
                                $720,991,884    2,581  100.00    $279,346        6.201    357   721  69.5
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                                              Occupancy
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF    % OF     AVERAGE        GROSS  REMG.        ORIG
DESCRIPTION                          BALANCE    LOANS   TOTAL     BALANCE          WAC   TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
OO                              $605,543,968    2,023   83.99    $299,330        6.188    356   719  70.0
INV                              $85,087,413      448   11.80    $189,927        6.256    357   731  65.9
2H                               $30,360,503      110    4.21    $276,005        6.293    357   729  70.6
------------------------------------------------------------------------------------------------------------------------------------
                                $720,991,884    2,581  100.00    $279,346        6.201    357   721  69.5
------------------------------------------------------------------------------------------------------------------------------------

==============================================================================
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

     [LOGO OMMITTED] COUNTRYWIDE(R)                 Computational Materials for
     ------------------------------
          SECURITIES CORPORATION                           CWALT 2006-J1 Group1
  A Countrywide Capital Markets Company
================================================================================




                                               $720,991,884 Fixed Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                               Months Remaining to Scheduled Maturity
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF    % OF     AVERAGE        GROSS  REMG.        ORIG
DESCRIPTION                          BALANCE    LOANS   TOTAL     BALANCE          WAC   TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
360                               $5,056,592        7    0.70    $722,370        6.293    360   744  68.3
359                              $38,876,752       96    5.39    $404,966        6.296    359   722  72.4
358                             $204,382,029      809   28.35    $252,635        6.211    358   721  67.9
357                             $295,205,349    1,073   40.94    $275,121        6.209    357   721  69.6
356                              $91,565,638      319   12.70    $287,040        6.299    356   719  70.3
355                              $36,164,748      125    5.02    $289,318        6.271    355   717  73.2
354                               $9,774,663       35    1.36    $279,276        5.953    354   722  69.0
353                               $9,554,563       31    1.33    $308,212        5.854    353   721  71.4
352                               $7,148,310       19    0.99    $376,227        5.729    352   728  68.1
351                               $3,440,451       10    0.48    $344,045        5.645    351   715  72.7
350                               $4,944,542       15    0.69    $329,636        5.597    350   723  63.9
349                               $1,740,088        8    0.24    $217,511        5.545    349   756  66.8
348                               $1,043,004        5    0.14    $208,601        5.267    348   760  65.1
347                               $1,568,823        4    0.22    $392,206        5.954    347   753  68.7
346                               $1,560,662        3    0.22    $520,221        6.154    346   726  54.5
345                                 $403,109        1    0.06    $403,109        5.600    345   781  67.8
344                                 $441,842        1    0.06    $441,842        5.500    344   792  68.2
343                                 $441,430        1    0.06    $441,430        5.575    343   797  79.6
342                                 $416,410        1    0.06    $416,410        5.575    342   712  79.1
341                               $1,140,098        4    0.16    $285,025        5.737    341   739  74.3
340                                 $845,401        2    0.12    $422,701        5.552    340   784  75.9
338                                 $574,607        1    0.08    $574,607        5.500    338   767  76.1
337                                 $513,458        1    0.07    $513,458        5.550    337   783  81.1
335                               $1,153,031        2    0.16    $576,516        5.919    335   686  67.3
331                                 $485,483        1    0.07    $485,483        5.500    331   638  75.0
324                                 $468,658        1    0.07    $468,658        6.250    324   657  80.0
297                                 $385,793        1    0.05    $385,793        5.425    297   704  82.3
296                                 $595,630        1    0.08    $595,630        5.750    296   660  85.0
290                                 $193,137        1    0.03    $193,137        6.250    290   788  69.5
288                                 $185,168        1    0.03    $185,168        6.250    288   733  69.7
276                                 $514,293        1    0.07    $514,293        6.375    276   805  85.0
266                                 $208,125        1    0.03    $208,125        6.500    266   756  57.8
------------------------------------------------------------------------------------------------------------------------------------
                                $720,991,884    2,581  100.00    $279,346        6.201    357   721  69.5
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                           Document Type
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF    % OF     AVERAGE        GROSS  REMG.        ORIG
DESCRIPTION                          BALANCE    LOANS   TOTAL     BALANCE          WAC   TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
REDUCED                         $275,246,737      980   38.18    $280,864        6.187    356   726  69.0
FULL/ALT                        $216,920,084      693   30.09    $313,016        6.120    356   708  72.3
NINA                             $92,479,536      402   12.83    $230,049        6.303    357   728  63.9


==============================================================================
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

     [LOGO OMMITTED] COUNTRYWIDE(R)                 Computational Materials for
     ------------------------------
          SECURITIES CORPORATION                           CWALT 2006-J1 Group1
  A Countrywide Capital Markets Company
================================================================================




                                               $720,991,884 Fixed Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                           Document Type
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF    % OF     AVERAGE        GROSS  REMG.        ORIG
DESCRIPTION                          BALANCE    LOANS   TOTAL     BALANCE          WAC   TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
NO RATIO                         $80,080,208      340   11.11    $235,530        6.287    357   724  70.1
SISA                             $38,451,577      132    5.33    $291,300        6.338    357   723  70.8
PREFERRED                        $15,073,578       28    2.09    $538,342        6.190    358   756  68.4
FULL-DU                           $2,740,163        6    0.38    $456,694        6.169    357   711  76.9
------------------------------------------------------------------------------------------------------------------------------------
                                $720,991,884    2,581  100.00    $279,346        6.201    357   721  69.5
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                           Range of FICO
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF    % OF     AVERAGE        GROSS  REMG.        ORIG
DESCRIPTION                          BALANCE    LOANS   TOTAL     BALANCE          WAC   TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
<= 500                              $219,075        1    0.03    $219,075        5.750    356   499  66.7
541 - 560                           $348,218        2    0.05    $174,109        5.854    352   552  61.6
581 - 600                            $49,829        1    0.01     $49,829        6.840    356   594  42.0
601 - 620                         $2,312,313        9    0.32    $256,924        6.314    354   613  73.3
621 - 640                        $23,339,495       81    3.24    $288,142        6.271    356   632  74.7
641 - 660                        $36,779,495      123    5.10    $299,020        6.206    355   652  73.0
661 - 680                        $89,612,019      333   12.43    $269,105        6.324    357   670  70.9
681 - 700                       $107,138,889      398   14.86    $269,193        6.211    357   690  69.6
701 - 720                        $95,029,705      374   13.18    $254,090        6.235    357   710  70.1
721 - 740                       $106,634,295      365   14.79    $292,149        6.209    356   731  70.8
741 - 760                        $88,656,284      322   12.30    $275,330        6.165    357   750  67.8
761 - 780                        $88,826,729      301   12.32    $295,105        6.127    357   771  69.2
781 - 800                        $60,316,162      199    8.37    $303,096        6.122    356   790  64.8
801 - 820                        $21,605,191       71    3.00    $304,298        6.023    354   806  64.6
Unknown                             $124,183        1    0.02    $124,183        7.000    355        80.0
------------------------------------------------------------------------------------------------------------------------------------
                                $720,991,884    2,581  100.00    $279,346        6.201    357   721  69.5
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                     Prepayment Penalty Months
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF    % OF     AVERAGE        GROSS  REMG.        ORIG
DESCRIPTION                          BALANCE    LOANS   TOTAL     BALANCE          WAC   TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
0                               $582,642,971    2,093   80.81    $278,377        6.209    356   721  69.0
6                                   $469,575        1    0.07    $469,575        6.500    359   744  66.2
12                               $15,442,769       50    2.14    $308,855        6.372    357   709  74.4
24                                $1,756,876       11    0.24    $159,716        6.492    356   674  77.7
30                                  $168,000        1    0.02    $168,000        6.250    357   654  80.0
36                               $85,045,176      317   11.80    $268,281        6.139    356   720  71.2
42                                  $303,558        2    0.04    $151,779        6.500    356   704  80.0
60                               $35,162,959      106    4.88    $331,726        6.118    358   729  71.1
------------------------------------------------------------------------------------------------------------------------------------
                                $720,991,884    2,581  100.00    $279,346        6.201    357   721  69.5
------------------------------------------------------------------------------------------------------------------------------------

==============================================================================
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

     [LOGO OMMITTED] COUNTRYWIDE(R)                 Computational Materials for
     ------------------------------
          SECURITIES CORPORATION                           CWALT 2006-J1 Group1
  A Countrywide Capital Markets Company
================================================================================



                                               $720,991,884 Fixed Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                      80% OrigLTV/PMI Analysis             (Excludes 2508 80% or less LTV Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF    % OF     AVERAGE        GROSS  REMG.        ORIG
DESCRIPTION                          BALANCE    LOANS   TOTAL     BALANCE          WAC   TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
> 80% LTV, NO MI                  $2,143,374        5   12.70    $428,675        5.825    305   737  83.3
> 80% LTV, WITH MI               $14,728,968       68   87.30    $216,602        6.491    356   716  91.1
------------------------------------------------------------------------------------------------------------------------------------
                                 $16,872,342       73  100.00    $231,128        6.406    350   719  90.1
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                                   Interest Only Period (months)
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF    % OF     AVERAGE        GROSS  REMG.        ORIG
DESCRIPTION                          BALANCE    LOANS   TOTAL     BALANCE          WAC   TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
0                               $365,383,190    1,394   50.68    $262,111        6.184    356   717  68.9
60                               $19,392,038       72    2.69    $269,334        6.592    356   723  71.4
120                             $335,743,855    1,114   46.57    $301,386        6.196    357   726  70.1
180                                 $472,800        1    0.07    $472,800        6.250    356   780  80.0
------------------------------------------------------------------------------------------------------------------------------------
                                $720,991,884    2,581  100.00    $279,346        6.201    357   721  69.5
------------------------------------------------------------------------------------------------------------------------------------


==============================================================================
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

                                      Percentage of Unpaid Principal Balance
                                      --------------------------------------
Seller                            Loan Group 1     Loan Group 2   Grand Total
American Home Mortgage                 47.114%          34.886%       46.037%
Countrywide Home Loans                  3.629%           3.616%        3.628%
First National Bank of Nevada           5.372%          41.970%        8.596%
Flagstar Bank, FSB                     11.013%           4.214%       10.414%
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